UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2023

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

1.	0% Convertible Promissory Notes

On February 28, 2023, Splash Beverage Group, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with an accredited investor (the “Investor”). Pursuant to the SPA, the Company sold to the Investor, convertible 12-month promissory notes (the “Investor Note”) convertible for up to 2,000,000 shares of the Company’s common stock, $0.001 par value per share and received aggregate gross proceeds of $2,000,000. The Conversion Price of the Investor Note is $1.00 per share subject to adjustments as provided in the Investor Note. The Company agreed to issue to the Investor an additional 1,500,000 shares of restricted common stock, at the time of conversion. The maturity date of the Investor Note is twelve months from the issuance date.

The Investor Notes are subject to customary events of default including the failure to pay principal and interest when due, bankruptcy by the Company. Upon the occurrence of any event of default, the unpaid portion of the principal amount will bear simple interest from the date of the event of default at a rate equal to 18% per annum, for the duration from such event of default until the cure of such default or the repayment date of the entire outstanding balance of the Investor Note.

On August 10, 2023, the Company and Investor entered into an amendment to the SPA (“Amendment”), pursuant to which the Company sold and issued to the Investor, an additional note (the “Second Investor Note”) convertible for up to 1,100,000 shares of the Company’s common stock, $0.001 par value per share, for aggregate gross proceeds of $1,100,000. The conversion price of the Second Investor Note is $1.00 per share, subject to adjustments as provided in the Second Investor Note. The Company agreed to issue to the Investor an additional 550,000 shares of restricted common stock, at the time of conversion.

The foregoing summary of the Amendment, SPA, Investor Note and, Second Investor Note is qualified by reference to the full text of such documents, copies of which are filed as exhibits to this report and incorporated herein by reference.

2.	12% Convertible Promissory Notes

From May through July, the Company entered into a series of securities purchase agreements (the “Purchase Agreements”) with certain accredited investors (the “Purchasers”). Pursuant to the Purchase Agreements, the Company sold the Purchasers 12% convertible 12 to 18-month promissory notes (the “Notes”) convertible for up to 1,600,000 shares of the Company’s common stock, $0.001 par value per share and warrants exercisable into 800,000 shares of the Company’s common stock (the “Warrants”) and received aggregate gross proceeds of $1,600,000. The Conversion Price of the Notes is $1.00 per share subject to adjustments as provided in the Notes.

The maturity date of the Notes is twelve to eighteen months from the issuance date of the Notes. Interest on the unpaid principal balance of the Notes accrues at 12% per annum and subject to the conversion of the Notes accrued interest outstanding is payable in full on the maturity date of the Notes. The Warrants are exercisable on the date of conversion of the Notes at an exercise price of $0.25 per share, subject to adjustment, and will expire three (3) years from the initial exercise date.

The Notes are subject to customary events of default including the failure to pay principal and interest when due, bankruptcy by the Company. Upon the occurrence of an event of default, the unpaid portion of the principal amount will bear simple interest from the date of the event of default at a rate equal to 7% per annum, for the duration from such event of default until the cure of such default or the repayment date of the entire outstanding balance of the Note.

On the maturity date of the Notes, the principal and interest and any amounts due on the Notes shall automatically convert unless at least one business date prior to such date, the Holder and/or the Company have indicated in writing that the Note shall not automatically convert.

The foregoing summary of the Purchase Agreement, Notes, and Warrant are qualified by reference to the full text of such documents, copies of which are filed as exhibits to this report and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2023, the Company issued a press release announcing certain financial results for the second quarter period ended June 30, 2023. A copy of the press release is attached as exhibit 99.1, and incorporated by reference herein.

The information in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein reference, to the extent required. Based in part upon the representations of the Investor and the Purchasers, to the Company, including that they are an “accredited investor” as defined under Rule 501(a) of Regulation D, the shares of Common Stock issuable under the SPA, the Purchase Agreements or upon exercise of the Warrant, will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
10.1	Form of the SPA
10.2	Form of Investor Note
10.3	Form of Second Investor Note
10.4	Amendment dated August 10, 2023
10.5	Form of the Purchase Agreement
10.6	Form of the Note
99.1	Press Release dated August 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2023

SPLASH BEVERAGE GROUP, INC.

/s/ Robert Nistico
Robert Nistico
Chief Executive Officer